UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2011

AMERICAN SECURITY RESOURCES CORPORATION
(Formerly Kahuna Network Security Inc.)
(Formerly Computer Automation Systems, Inc.)
(Exact Name of Registrant as Specified in Charter)
(Exact name of registrant as specified in its charter)

Nevada	000-27419	90-0179050
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

19 Briar Hollow Lane, Suite 125 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 713-465-1001

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

A)           On May 31,2011, P. S. Stephenson Co.. was dismissed as the independent auditor for American Security Resources Corporation (the “Registrant”).

P S Stephenson Co. has served as the independent auditor  of the Registrant’s annual financial statements from the periods ending December 31, 2008, through December 31, 2009 and the subsequent interim periods ended September 30, 2010.  From the date on which P S Stephenson Co. was engaged until the date they were dismissed, there were no disagreements with P S Stephenson Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of P S Stephenson Co.., would have caused P S Stephenson Co. to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as that term is defined in Item 304(a) (1) (iv) of Regulation S-B.

P S Stephenson Co’s reports on the Company’s financial statements for years ended December 31, 2008, through December 31, 2009 did not contain adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

Registrant has provided P S Stephenson Co. with a copy of the foregoing disclosure, and has requested that P S Stephenson Co. furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.

B)           On June 1, 2011, Registrant executed an engagement letter with Hall Group CPA’s to assume the role of its new certifying accountant. Hall Group CPA’s has been asked to perform the quarterly review of Registrant for the quarter and year ended December 31, 2010

During the periods ended December 31, 2008, through 2009 and the subsequent interim period ended September 30, 2010, and through the date of the firm’s engagement the Registrant did not consult with Hall Group CPA’s with regard to:

(i)	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements; or
(ii)	any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-B.

The engagement of the new principal auditor was recommended and approved by the Board of Directors of Registrant.

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

AMERICAN SECURITY RESOURCES CORPORATION

By: /s/ Frank Neukomm
Frank Neukomm, Chief Executive Officer

DATE: June 6, 2011